UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A-1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 3, 2011

DELTA ENTERTAINMENT GROUP, INC,

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-165719	27-1059780
(Commission File Number)	(IRS Employer Identification No.)

2950 West Cypress Creek Road Suite 201 Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices)

7100 West Camino Real Suite 302 Boca Raton, FL 33433

(Former Address or Principal Executive Offices

561-414-0456

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-K/A-1 regarding Delta Entertainment Group, Inc. (the “Company”) that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•	Our expectations about the marketplace and consumer acceptance;

•	Our marketing plans and sales; and

•	Our expectations regarding the growth of our business and that our business model will succeed.

These statements are not guarantees of future performance. Future performance is subject to risks, uncertainties and assumptions that are difficult to predict and may be beyond our control. Therefore, our actual results could differ materially from anticipated results. These risks and uncertainties include those noted in risk factors above.

Section 2 - Financial Information

Item 2.01   Completion of Acquisition or Disposition of Assets

As reported on the Company’s Form 8-K filed June 10, 2011, on June 3, 2011 PearlBrite Concepts, Inc., our wholly owned subsidiary, entered into a Bill of Sale with Pearl White Professional Teeth Whitening LLC. (the “Seller”) which provided in part for PearlBrite Concepts to acquire substantially all of the assets of the Seller used in connection with the sale of its teeth whitening system which are marketed under the names “PearlBrite” and “Pearl White Professional Teeth Whitening”.

Management’s Discussion and Analysis of Financial Condition.

Pearl White Professional Teeth Whitening, LLC: Results Of Operations For Fiscal Year Ended December 31, 2010 and 2009 and for the three months ended March 31, 2011 and March 31, 2010 (unaudited).

Pearl White Professional Teeth Whitening, LLC (“Pearl White”) generated net revenues of $204,984 for the year ended December 31, 2010 with gross profits totaling $97,484. This compares to net revenues of $281,765 and gross profits of $108,874 in 2009.  Operating expenses during 2010 totaled $93,184 as compared to $103,229 in 2009.  For the year ended December 31, 2010 Pearl White generated $4,300 in operating income and $14,548 in other income.  Net income for the year totaled $18,848, For the year ended December 31, 2009, Pearl White generated $5,645 in operating income, $11,649 in other income.  Net income for the year ended December 31, 2009 totaled $17,294.

For the three months ended March 31, 2011, Pearl White had net revenues of $18,788 as compared to $59,736 for the three months ended March 31, 2010.  For the three months ended March 31, 2011, Pearl White had Gross profits of $12,667, operating income of $3,137 and net income of $3,267.  For the three months ended March 31, 2010, Pearl White had gross profits of $35,426, operating income of $13,767 and net income of $16,753.

2

Liquidity and Capital Resources

Assets and Liabilities

At December 31, 2010 Pearl White had cash totaling $3,422, inventory totaling $4,902 and total assets of $8,324.  At December 31, 2009, cash totaled $9,476, inventory totaled $9,005 and assets totaled $18,481.

Total short term liabilities at December 31, 2010 totaled $10,351 as compared to $31,295 at December 31, 2009.  Pearl White had a working capital deficit of $2,027 at December 31, 2010 as compared to a working capital deficit of $12,814 at December 31, 2009.

At March 31, 2011 Pearl White had cash totaling $4,350 and inventory of $4,133.  Current liabilities totaled $7,851.  Pearl White had a working capital balance of $632.

Plan of Operation For the remanding of 2011 and 2012

We must expand PearlBrite’s operations. We believe that with a celebrity endorsement, the Company will be able to build brand awareness which will generate additional sales.  We also intend to expand our distributor network and utilize the internet as a marketing tool.

Expanding operations will require a significant infusion of either debt or equity financing.  We have no commitment for additional funding nor can there be any assurance that we will be able to obtain financing on terms acceptable to us.  Debt financing may cause an unreasonable encumbrance on our cash flow while equity financing will dilute our current shareholders.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements  (Pearl White)

(b)  Pro forma financial statements

Unaudited Pro Forma Balance Sheet at March 31, 2011	F-13
Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2011	F-14
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-15
Notes to Unaudited Pro Forma Financial Statements	F-16

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011
Delta Entertainment Group, Inc.
	By:	/s/ Leonard Tucker
Leonard Tucker, CEO

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Pearl White Professional Teeth Whitening, LLC

Ft. Lauderdale, Florida

We have audited the accompanying balance sheets of Pearl White Professional Teeth Whitening, LLC (the “Company”) as of December 31, 2010 and 2009, and the related statements of operations, cash flows and changes in member’s equity (deficit) for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company, as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ MALONEBAILEY, LLP

MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

November 9, 2011

Pearl White Professional Teeth Whitening, LLC

d.b.a. PearlBrite Professional Teeth Whitening, LLC

Balance Sheets

	December 31,	December 31,
	2010	2009

Assets

Current Assets:
Cash	$3,422	$9,476
Inventory	4,902	9,005
Total Assets	$8,324	$18,481

Liabilities and Member’s Equity (Deficit)

Current Liabilities:
Accrued liabilities	$4,176	$2,673
Due to related party	6,175	28,622

Total Liabilities	10,351	31,295

Member’s Equity (Deficit)	(2,027)	(12,814)
Total Liabilities and Member’s Equity (Deficit)	$8,324	$18,481

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

d.b.a. PearlBrite Professional Teeth Whitening, LLC

Statements of Operations

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Revenues, net	$204,984	$281,765

Cost of sales	107,500	172,891

Gross profit	97,484	108,874

General administrative expenses	93,184	103,229

Operating income	4,300	5,645

Other income	14,548	11,649

Net Income	$18,848	$17,294

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

d.b.a. PearlBrite Professional Teeth Whitening, LLC

Statements of Member’s Equity (Deficit)

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Member’s Equity (Deficit), beginning of year	$(12,814)	$(39,195)

Capital Contributions	3,000	18,800

Distributions to Member	(11,061)	(9,713)

Net Income	18,848	17,294

Member’s Equity (Deficit), end of year	$(2,027)	$(12,814)

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Statements of Cash Flows

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Operating Activities:
Net Income	$18,848	$17,294
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Changes in Assets and Liabilities:
Accounts receivable	—	1,073
Inventory	4,103	16,547
Accounts payable	—	(189)
Accrued liabilities	1,503	2,405
Net Cash Provided (Used) by Operating Activities	24,454	37,130

Financing Activities:
Contributions from Member	3,000	18,800
Distributions to Member	(11,061)	(9,713)
Due to related party	(22,447)	(44,636)
Net Cash Provided (Used) by Financing Activities	(30,508)	(35,549)

Net Increase (Decrease) in Cash	(6,054)	1,581

Cash at Beginning of Year	9,476	7,895
Cash at End of Year	$3,422	$9,476

Supplemental Disclosures:
Cash paid for income taxes	$—	$—
Cash paid for interest	$—	$—

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Notes to Financial Statements

NOTE 1: Description of Company and Basis of Presentation

Pearl White Professional Teeth Whitening, LLC (“we”, “our”, the “Company” or “PearlBrite”) was formed in the State of Florida in May 2008 as a limited liability company. The general business purpose of PearlBrite is the wholesale distribution of teeth whitening products, marketing materials, and services correlated to the distribution or sale of teeth whitening materials and products.

NOTE 2: Summary of Accounting Policies

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions, which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Cash and Cash Equivalents:

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

Concentration of Credit Risk:

Financial instruments that potentially subject the company to credit risk consist principally of cash and cash equivalents and receivables. The Company places its cash and cash equivalents with financial institutions. Deposits are insured to FDIC limits. At December 31, 2010 and 2009 there was no uninsured cash.

Inventory

Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method. To ensure inventories are carried at the lower of cost or market, the Company periodically evaluates the carrying value of its inventory. The Company also periodically performs an evaluation of inventory for excess and obsolete items. Such evaluations are based on management’s judgment and use of estimates. Such estimates incorporate inventory quantities on-hand, aging of the inventory and sales forecasts.

Revenue Recognition:

Revenues are recognized when all of the following have been met:

•	Persuasive evidence of an arrangement exists;

•	Delivery or service has been performed;

•	The customer’s fee is deemed to be fixed or determinable and free of contingencies or significant uncertainties

•	Collectability is probable.

These conditions are typically met upon shipment of products to our customers.

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Notes to Financial Statements

Advertising:

Advertising costs are charged to operations when incurred. Advertising costs for the years ended December 31, 2010 and 2009 were $9,689 and $24,571, respectively

Shipping and Handling

Shipping and handling costs billed to customers are included in net sales. Shipping and handling costs are expensed as incurred and are recorded as a component of costs of goods sold.

Income Taxes:

As a limited liability company, the Company is not a taxpaying entity for federal income tax purposes. Accordingly, the Company’s taxable income or loss is allocated to its member. Therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

Fair value of financial instruments

We account for our assets and liabilities using a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. These two types of inputs have created the following fair-value hierarchy:

•	Level 1 — Quoted prices for identical instruments in active markets;

•

Level 2 — Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets; and

•	Level 3 — Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Our financial instruments, including cash, cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at cost, which approximates their fair value because of the short-term maturity of these instruments.

Recent Accounting Pronouncements

The Company has implemented all new relevant accounting pronouncements that are in effect through the date of these financial statements. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Notes to Financial Statements

NOTE 3: Related Party Transactions

The Company has been provided office space by a related party at a minimal cost to the Company on an as needed basis.

For the years ended December 31, 2010 and 2009 the member contributed $3,000 and $18,800 and the Company made distributions to the member of $11,061 and $9,713, respectively.

During the years ended December 31, 2010 and 2009, the Company received advances from a related party, primarily through the use of a personal credit card, of $71,686 and $106,859, respectively. During 2010 and 2009, the Company repaid $94,133 and $151,684 of these advances. As of December 31, 2010 and 2009, the Company had advances from the related party of $6,175 and $28,622, respectively

NOTE 4: Subsequent Events

In May 2011, the Company entered into an agreement to sell all of its assets for consideration of $70,000. The sale price is payable $50,000 upon closing and two payments of $10,000 upon completion of certain conditions.

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Balance Sheets

(Unaudited)

	March 31,	December 31,
	2011	2010

Assets

Current Assets:
Cash	$4,350	$3,422
Inventory	4,133	4,902
Total Assets	$8,483	$8,324

Liabilities and Member’s Equity (Deficit)

Current Liabilities:
Accrued liabilities	$1,676	$4,176
Due to related party	6,175	6,175

Total Liabilities	7,851	10,351

Member’s Equity (Deficit)	632	(2,027)
Total Liabilities and Member’s Equity (Deficit)	$8,483	$8,324

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Statements of Operations

(Unaudited)

	For the Three Months
	Ended March 31,
	2011	2010

Revenue, net	$18,788	$59,736

Cost of sales	6,121	24,310

Gross profit	12,667	35,426

General administrative expenses	9,530	21,659

Operating income	3,137	13,767

Other income	130	2,986

Net Income	$3,267	$16,753

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Statements of Cash Flows

(Unaudited)

	For the Three Months
	Ended March 31,
	2011	2010

Operating Activities:
Net income	$3,267	$16,753
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Changes in Assets and Liabilities:
Inventory	769	2,141
Accrued liabilities	(2,500)	(2,451)
Net Cash Provided by Operating Activities	1,536	16,443

Financing Activities:
Contributions from Member	6,200	1,000
Distributions to Member	(6,808)	(3,593)
Due to related party	—	(4,953)
Net Cash Used by Financing Activities	(608)	(7,546)

Net Increase in Cash	928	8,897

Cash at Beginning of Year	3,422	9,476
Cash at End of Year	$4,350	$18,373

Supplemental Disclosures:
Cash paid for income taxes	$—	$—
Cash paid for interest	$—	$—

The Accompanying Notes are an integral part of these financial statements

Pearl White Professional Teeth Whitening, LLC

dba PearlBrite Professional Teeth Whitening, LLC

Notes to Financial Statements

(Unaudited)

NOTE 1: Basis of Presentation

The accompanying unaudited interim financial statements of Pearl White Professional Teeth Whitening, LLC have been prepared in accordance with accounting principles generally accepted in the United States of America, pursuant to the rules and regulations of the U.S. Securities and Exchange Commission for interim financial information. Accordingly, the financial statements do not include all information and footnotes required by generally accepted accounting principles in the United States for complete annual financial statements. In the opinion of management, the accompanying unaudited interim financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2011, or for any subsequent period. These interim financial statements should be read in conjunction with the Company’s audited financial statements and notes thereto for the year ended December 31, 2010.

Notes to the financial statement which would substantially duplicate the disclosure contained in the audited financial statements for the year ended December 31, 2010 have been omitted.

NOTE 2: Subsequent Events

In May 2011, the Company entered into an agreement to sell all of its assets for consideration of $70,000. The sale price is payable $50,000 upon closing and two payments of $10,000 upon completion of certain conditions.

Delta Entertainment Group, Inc

Unaudited Pro Forma Balance Sheet

March 31, 2011

	Historical
			Pro Forma
	Delta	PearlBrite	Adjustments		Pro Forma

Assets
Current Assets:
Cash	$4,294	$4,350	$(4,350)	(1)	$4,294
Inventory	—	4,133	—		4,133
Current assets	4,294	8,483	(4,350)		8,427

Computer equipment, net	1,026	—	—		1,026
Customer list	—	—	65,867	(1)	65,867
Total Assets	$5,320	$8,483	$61,517		$75,320

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities:
Accounts payable	$5,479	$—	$—		$5,479
Accrued wages- related party	2,248	—	—		2,248
Accrued liabilities	—	1,676	(1,676)	(1)	—
Accrued liabilities -related parties	1,850	6,175	(6,175)	(1)	1,850
Convertible notes payable-related party	5,000	—	70,000	(1)	75,000
Total Current Liabilities	14,577	7,851	62,149		84,577
Total Liabilities	14,577	7,851	62,149		84,577

Stockholder’s Equity (Deficit)
30,152,815 shares issued as of March 31, 2011	30,153	—	—		30,153
Additional Paid in Capital	119,911	—	—		119,911
Other Equity	—	632	(632)	(1)	—
Deficit Accumulated in the Development Stage	(159,321)	—	—		(159,321)
Total Stockholder’s Equity (Deficit)	(9,257)	632	(632)		(9,257)
Total Liabilities and Stockholders’ Equity (Deficit)	$5,320	$8,483	$61,517		$75,320

(1) To reflect the purchase of the assets of PearlBrite Teeth Whitening as if the transaction has occurred as of March 31, 2011.

Delta Entertainment Group, Inc

Unaudited Pro Forma Statement of Operations

March 31, 2011

	Historical
	For the Three Months
	Ended March 31, 2011		Pro Forma
	Delta	PearlBrite	Adjustments	Pro Forma

Revenue, net	$1,550	$18,788	—	$20,338

Cost of sales	1,079	6,121	—	7,200

Gross profit	471	12,667	—	13,138

General administrative expenses	29,417	9,530	—	38,947

Operating income (loss)	(28,946)	3,137	—	(25,809)

Other income (expense)
Other income	—	130	—	130
Interest expense	(33)	—	—	(33)
Other income (expense)	(33)	130	—	97

Net Income (Loss)	$(28,979)	$3,267	—	$(25,712)

Delta Entertainment Group, Inc

Unaudited Pro Forma Statement of Operations

December 31, 2010

	Historical
	For the Year Ended
	December 31, 2010		Pro Forma
	Delta	PearlBrite	Adjustments	Pro Forma

Revenue, net	$10,200	$204,984	—	$215,184

Cost of sales	17,396	107,500	—	124,896

Gross profit	(7,196)	97,484	—	90,288

General administrative expenses	114,293	93,184	—	207,477

Operating income (loss)	(121,489)	4,300	—	(117,189)

Other income (expense)
Gain on deconsolidation of subsidiary	87,290	—	—	87,290
Other income	—	14,548	—	14,548
Interest expense	—	—	—	—
Other income (expense)	87,290	14,548	—	101,838

Net Income (Loss)	(34,199)	18,848	—	(15,351)
Net loss attributable to non controlling interest	1,941	—		1,941
Net Income (Loss) attributable to shareholders	$(32,258)	$18,848		$(13,410)

Basic and Diluted Income (Loss) per common share	$(0.00)			$(0.00)

Basic and Diluted Weighted Average Common Shares Outstanding	24,959,089			24,959,089

Delta Entertainment Group, Inc

Notes to Unaudited Pro Forma Financial Statements

Note 1: Basis of Presentation

The unaudited pro forma consolidated balance sheet as of March 31, 2011 was based on the unaudited balance sheet of Delta Entertainment Group, Inc. (“the Company”) and the unaudited balance sheet of Pearl White Professional Teeth Whitening, LLC (“PearlBrite”) combined with pro forma adjustments to give effect the PearlBrite asset purchase as if it had occurred on March 31, 2011.

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2011 was based on the unaudited statements of operations for the Company and PearlBrite, together with pro forma adjustments to give effect to the asset purchase as if it occurred on January 1, 2011.

The unaudited pro forma statement of operations for the year ended December 31, 2010 was based on the audited statement of operations for the Company and the audited statement of operations for PearlBrite for the year ended December 31, 2010, together with pro forma adjustment to give effect to the asset purchase as if it occurred on January 1, 2010.

These unaudited pro forma financial statements are provided for illustrative purposes and do not purport to represent what the Company’s results of operations of financial position would have been if such transactions had occurred on the above mentioned dates. These financial statements were prepared based on accounting principles generally accepted in the United States. The use of estimates is required and actual results could differ from estimates used. The Company believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the asset purchase.

Note 2: Pearl White Asset Purchase

On June 3, 2011 PearlBrite Concepts, Inc., our wholly owned subsidiary, entered into a Bill of Sale with Pearl White Professional Teeth Whitening LLC. (the “Seller”) which provided in part for PearlBrite Concepts to acquire substantially all of the assets of the Seller used in connection with the sale of its teeth whitening system which are marketed under the names “PearlBrite” and “Pearl White Professional Teeth Whitening”.

The purchase price for the assets was $70,000 (the “Purchase Price”) of which $50,000 has been paid. The remaining portion of the Purchase Price will be paid pursuant to the terms and conditions of two promissory notes.  PearlBrite Concepts will pay the Seller $10,000 within five calendar days following delivery by the Seller of Seller’s audited financial statements in accordance with Generally Accepted Accounting Principles and as required by the rules and regulations as promulgated by the Securities and Exchange Commission in connection with the acquisition of a business entity.  The balance of the purchase price ($10,000) is due pursuant to the terms and conditions of a second promissory note which provides for four monthly payments of $2,500 commencing July 3, 2011 and continuing on the third day of each month thereafter.

The promissory notes are secured by all of the current and after-acquired assets, tangible or intangible, of PearlBrite Concepts related to the operations and sales of either the PearlBrite or Pearl White Professional Teeth Whitening systems.

The purchase was allocated to inventory valued at $3,479, which represented the original cost basis, with the balance of the purchase price being allocated to the intangible asset Customer List, pending a final valuation determination.